Exhibit 10.15

                                 LEASE AGREEMENT


THIS LEASE AGREEMENT made as of the 30th day of August 2005 ("Lease") between CK HOLDINGS, LLC with its principal office at 300 Compass Pointe, Anderson, South Carolina 29625 ("Landlord") and HAMPSHIRE DESIGNERS, INC. whose present address is 215 Commerce Boulevard, Anderson, South Carolina 29625 ("Tenant").

                                   WITNESSETH:

Landlord hereby agrees to lease to Tenant and Tenant hereby agrees to lease from Landlord the building ("Building") located at 1924 Pearman Dairy Road, Anderson, South Carolina 29625, and the premises including the appurtenant parking areas (the "Premises") designated on the plan attached hereto as Exhibit A and made a part hereof and described on Schedule I attached hereto and made a part hereof, legally described on the City of Anderson Tax Map No. 094-15-01-001, Tract No. VII-A on plat prepared by Farmer & Simpson Engineers, Inc., subject to the covenants, terms, provisions and conditions of this Lease.

In consideration thereof, Landlord and Tenant covenant and agree as follows:

1.   TERM.

     A. The term of this Lease shall be for the period of twelve (12) years commencing on January 1, 2006 (the "Commencement Date") and ending on December 31, 2017 (the "Termination Date"), plus the options to renew set forth in Paragraph B below (the "Term"), unless sooner terminated or extended as provided herein, under the terms stated in Schedule I attached hereto.

     B. Providing Tenant gives written notification to the Landlord on or before December 31, 2016, (one year prior to the expiration of the current Term), the Tenant, at its option, may extend this Lease under the same terms hereof for a four year period commencing January 1, 2018 and ending December 31, 2021. Further, providing the Tenant gives written notification to the Landlord on or before December 31, 2020, the Tenant, at its option, may extend this Lease for an additional four year period commencing January 1, 2022 and ending December 31, 2025.

2.   RENT.

     A. On or before the first day of each and every month during the Term, Tenant shall pay the annual sum stated in Schedule I attached hereto ("Rent") in equal monthly installments as stated in Schedule I attached hereto to Landlord. If the Rent is not received within ten
          (10) days after the due date, Tenant shall pay a penalty of five percent (5%) of the amount due, and after thirty days, plus interest at Branch Bank & Trust prime rate plus two percent (2%) per annum, until paid in full. Tenant agrees to electronically transfer to the designated bank account of the Landlord the monthly rent payment without charge to the Landlord.
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     B.   Notwithstanding  the  foregoing,  the Rent shall be  increased  in the amounts and at the times set forth on Schedule I, and the monthly installments of Rent shall be increased accordingly. If the Term commences other than on the first day of a month or ends other than on the last day of the month, the Rent for such month shall be prorated.

     C. Tenant hereby agrees to make a make a deposit of Twenty Three Thousand Dollars with Landlord. Such deposit shall serve as security of Tenant's performance hereunder and shall not accrue interest during the Term hereof. In the event that Tenant shall comply with all of the terms, provisions and covenants of this Lease, the security shall be returned to Tenant within thirty (30) days after the date fixed as the end of the Lease and after delivery of possession of the Premises to Landlord.

3. POSSESSION. In the event the Premises shall not be completed and ready for occupancy on the Commencement Date, this Lease shall nevertheless continue in force and effect but rent shall abate until Landlord has completed its obligations to prepare the Premises for occupancy.

4.   USE OF PREMISES.

     A. Tenant, its successors and permitted assigns shall use and occupy the Premises for the sole purpose described in Schedule I, and for no other purposes.

     B. Tenant shall not use or permit the use of the Premises or any part thereof for any purpose prohibited by law, and Tenant shall, at its sole expense, comply with and conform to all of the requirements of all governmental authorities having jurisdiction thereof, present or future, relating in any way to the conditions, use and occupancy of the Premises throughout the entire Term of this Lease.

5. CONDITION OF PREMISES. Landlord shall deliver the Premises broom clean with no defects and all structural components and utilities, including heat pumps for heating and cooling, shall be in good working order. Tenant acknowledges that Tenant's taking possession of any portion of the Premises shall be conclusive evidence that the Premises were in good order and satisfactory condition when Tenant took possession except as to latent defects and to any items as to which Tenant notifies Landlord in writing within thirty days after initially taking possession except for the A/C which shall be thirty days after the commencement of the A/C season.

6.   SERVICES, UTILITIES.

     A. Services. Landlord shall provide the following services during the Term, unless otherwise stated:

          (1) Electrical meters for the Premises and adequate electrical wiring transmission lines and facilities for standard building lighting
               fixtures  and   appliances   provided  by  Landlord.   Tenant  is
               responsible for arranging for the supply of electricity to the Premises and shall bear the cost of replacement of ballasts and fluorescent tubes, bulbs or lamps.
                                      -2-
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          (2)  City  water  from the  regular  Building  outlets  for  drinking, lavatory and toilet purposes. Tenant shall immediately repair malfunctioning systems, such as dripping faucets or running toilets.

     B. Communication. Tenant shall provide, at its own expense, wiring, junction boxes, terminals and such other equipment necessary for data processing and communication.

     C. Utilities. Tenant agrees to pay promptly, as and when the same become due and payable, effective with the date of delivery of possession, all charges for electricity, heat, water, sewer, telephone and other utilities supplied to the Premises during the Lease Term.

7. REAL ESTATE TAXES. Tenant shall pay to Landlord, as additional rent, the real estate taxes for the term as and when due. The term "Real Estate Taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the Building. As to special assessments which are payable over a period of time extending beyond the term of this Lease, only a pro rata portion thereof, covering the portion of the term of this Lease unexpired at the time of the imposition of such assessment, shall be included in "Real Estate Taxes".

8. REPAIRS & CLEANING. Subject to the terms of Paragraph 9 hereof, Tenant, at Tenant's own expense, shall (a) keep the Premises, including the elevator, in good order, repair and condition at all times during the Term and (b) keep the outside areas adjoining the Premises, including the parking areas, clean and free from dirt, rubbish, ice and snow. Tenant shall promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances, under the supervision and subject to the approval of Landlord, and within any reasonable period of time specified by Landlord. Tenant will keep the Premises reasonably clean and shall remove all trash and dispose of same as directed by the local government authority. If Tenant does not do so, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including an amount sufficient to reimburse Landlord for overhead and related expenses, forthwith upon being billed for same and such amounts shall be deemed to be Additional Rent due hereunder. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions as Landlord shall desire or deem necessary to the Premises or to the Building or to any equipment located in the Building or as Landlord may be required to do by governmental authority or court order or decree. Further, Tenant, at Tenant's own expense, shall maintain the grass, plants, landscaping and sprinkler system at the Premises.

Landlord, at its own expense, shall maintain and repair the structure and the roof of the Building. If Landlord does not do so, Tenant may, but need not, make such repairs, and Landlord shall pay Tenant the cost thereof, including an amount sufficient to reimburse Tenant for overhead and related expenses, forthwith upon being billed for same and such amounts shall be deemed to be a deduction from Rent due hereunder.

9. ADDITIONS AND ALTERATIONS. Tenant shall not, without the prior written consent of Landlord, make any material alterations, improvements or additions to the Premises. Said consent shall not be unreasonably withheld

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     if such alterations,  improvements or additions do not adversely affect the
     Building's structure or detract from the Building's appearance from outside of the Premises. If Landlord consents to said alterations, improvements or additions, it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation, requiring Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work, insurance against liabilities which may arise out of such work, and plans and specifications plus permits necessary for such work. The work necessary to make any alterations, improvements or additions to the Premises shall be done at Tenant's expense by employees of or contractors hired by Landlord, at competitive prices, except to the extent Landlord gives its prior written consent to Tenant's hiring
     contractors.   Tenant  shall  promptly  pay  to  Landlord  or  to  Tenant's contractors, as the case may be, when due, the cost of all such work and of all decorating required by reason thereof. Upon completion, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Tenant shall defend and hold Landlord and the Premises and Building harmless from all costs, damages, Liens and expenses related to such work. All work done by Tenant or its contractors pursuant to Paragraphs 8 or 9 shall be done in a first-class workmanlike manner using only good grades of materials and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies.

All alterations, improvements and additions to the Premises, whether temporary or permanent in character, made or paid for by Landlord or Tenant, shall without compensation to Tenant become Landlord's property at the termination of this Lease by lapse of time or otherwise and shall, unless Landlord had requested their removal when Landlord consented to their installation (in which case Tenant shall remove the same as provided in Paragraph 19) be relinquished to Landlord in good condition, ordinary wear and tear excepted.

10. GLASS. Tenant agrees to replace at its expense any and all glass, which may become broken in and on the Premises. Plate glass and mirrors, if any, shall be insured by Tenant at its full insurable value by a company satisfactory to Landlord.

11. SIGNAGE. Tenant shall have the right to install, at its own expense, all exterior and interior signage necessary of desired in connection with its business, provided such signage is in compliance with governmental laws, orders, rules and regulations and that such signage shall be removed by Tenant, at its own expense, prior to the termination of this Lease and Tenant agrees to reimburse Landlord for expenses of repair of any damages residual from the signage.

12. COVENANT AGAINST LIENS. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise to attach to or be placed upon Landlord's title or interest in the Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching, Tenant covenants and agrees to cause it to be promptly bonded or released and removed of record. In the event that such lien is not promptly bonded or released and removed, Landlord, at its sole option, may take all action necessary to release and remove such lien. Tenant, upon notice, shall promptly reimburse Landlord

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     for all sums,  costs and expenses  (including  reasonable  attorneys' fees)
     incurred by Landlord in connection with any lien described in this Paragraph, and the same shall be deemed to be Additional Rent due hereunder.

13. INSURANCE. Tenant shall carry insurance during the entire Term insuring Tenant and Landlord as their interests may appear with terms and coverages and in companies satisfactory to Landlord, and with such increases in limits as Landlord may from time to time request, but initially Tenant shall maintain the following coverages in the following amounts:

     A. In case of fire or casualty loss of the Building, not less than $3,000,000 increased annually for inflation increases;

     B. In case of personal injury to or death of any person or persons, not less than $l,000,000 for each injury or death to a person and $5,000,000 for each incident involving personal injury or death to more than one (1) person, and in case of property damage, not less than $2,500,000 for any one occurrence (Landlord shall be a named insured under the $10,000,000 umbrella liability policy carried by Tenant; and

     C. In case of fire, sprinkler leakage, malicious mischief, vandalism, and other extended coverage perils, for the full insurable replacement value of all additions, improvements and alterations to the Premises and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises.

Tenant shall, prior to the commencement of the Term, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or canceled without at least thirty days' prior written notice to Landlord and Tenant. Subject to the provisions of Paragraph 15, Tenant agrees to hold Landlord harmless, including reasonable legal expenses in the event of injury or loss on the Premises.

14.  FIRE OR CASUALTY.

     A. Restoration/Cancellation Upon Major Damage. If the Premises or the Building (including machinery or equipment used in its operation) are damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Building or the Premises untenantable, Landlord shall repair and restore the same with reasonable promptness. If any such damage renders all or a substantial portion of the Building or the Premises untenantable, Landlord shall with reasonable promptness after the occurrence of such damage estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall by notice advise Tenant of such estimate. If such estimate is that the amount of time required to substantially complete the repair and restoration will exceed ninety (90) days from the date such damage occurred, either Landlord or Tenant shall have the right to terminate this Lease as of the date of such notice upon giving notice to the other at any time within ten (10) days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing such estimate). Unless this Lease is terminated as provided in the preceding sentence, Landlord shall proceed with reasonable promptness to repair and restore the Premises.

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     B.   Rent  Abatement.  In the event any such fire or  casualty  damage  not caused by the act or neglect of Tenant, its agents or servants, renders the Premises, or any part thereof, untenantable and if this Lease shall not be terminated pursuant to Paragraph 14(A) hereof by reason of such damage, rent shall abate during the period beginning with the date of such damage and ending with the date when Landlord tenders the Premises to Tenant as being ready for occupancy. Such abatement shall be in an amount bearing the same ratio to the total amount of rent for such period as the portion of the Premises not ready for occupancy from time to time bears to the entire Premises.

15.  LIMITATION OF LIABILITY

     A. Notwithstanding anything to the contrary contained in this Lease, neither the Landlord, its principals, shareholders, directors, officers, contractors, agents, employees or assigns ("Landlord Parties") shall be liable to Tenant or its partners, principals, shareholders, directors, officers, contractors, agents, employees, invitees, sub lessees, assignees, licensees or any other person or entity claiming through or under Tenant for any loss, injury or damage to Tenant or to any other person or entity, or to its or their property, or for any inconvenience, annoyance, interruption or injury to business arising from (i) Landlord performing any maintenance, repairs, alterations, additions or improvements in or to any portion of the Building or the demised premises or in or to the fixtures, equipment or appurtenances of the Building or the demised premises (nor shall Tenant or any other person or entity be entitled to any abatement or suspension of its obligation to pay fixed annual rent or any additional rent or any other obligations hereunder or be construed to be constructively or otherwise evicted on account of the foregoing), irrespective of the cause of such loss, injury, damage, inconvenience, annoyance, interruption or injury unless caused by or resulting from the gross negligence or willful misconduct of Landlord or its agents or employees; provided, however, that even if due to any such gross negligence or willful misconduct of Landlord, its agents or employees, Tenant waives, to the full extent permitted by law, any claim for any indirect, consequential or punitive damages, including loss of profits in connection therewith and (ii) (notwithstanding whether the loss, injury or damage is caused by the gross negligence or willful misconduct of any Landlord Party) any injury or damage for which Tenant would have been reimbursed under policies of insurance required to be maintained by Tenant by the terms of this Lease had Tenant (i) not failed to procure or maintain such policies of insurance and (ii) not failed to procure or maintain such policies of insurance with at least the limits specified herein.

     B. Tenant shall look solely to the estate and property of Landlord in the Land and Building for the satisfaction of Tenant's remedies for the collection of a judgment or judicial process or arbitration award requiring the payment of money by Landlord and no other property or assets of Landlord, Landlord's agents, shareholders, officers, directors, partners, members, principals (disclosed or undisclosed) or affiliates, whether directly or indirectly through Landlord or through any receiver, assignee, trustee in bankruptcy or through any other person or entity shall be subject to levy, lien, execution, attachment or other enforcement procedure for any liability of Landlord to Tenant under this Lease or under law .

     C. In no event shall Landlord be liable for any loss, injury or damage (including indirect, consequential or punitive damages) claimed by Tenant or any person or entity claiming through or under Tenant in connection with the failure or refusal by Landlord to grant its consent or approval with respect to any matter as to which it is entitled to give its consent or approval pursuant to this Lease. If Landlord withholds or delays its consent or conditions its consent and Tenant believes that Landlord did so unreasonably, Tenant may prosecute an action for declaratory relief to determine if Landlord properly withheld, delayed or conditioned its consent, but Tenant waives and discharges any claims it may have against Landlord for

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          damages arising from Landlord's withholding,  delaying or conditioning its consent. In any such action, the non-prevailing party shall bear all reasonable attorneys' fees incurred by the parties in connection therewith.

     D. Notwithstanding any provision to the contrary, Landlord covenants and agrees to indemnify and hold harmless Tenant and its agents, servants, employees and contractors from and against any actual out-of-pocket damages and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred as a result of the gross negligence or willful misconduct of Landlord, its agents, servants, employees, contractors, licensees or invitees.

16. NONWAIVER. No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

17. CONDEMNATION. If the Building or the Premises, or any portion thereof which includes a substantial part of the Premises or which prevents the economical operation of the Building or Premises are taken or condemned by any competent authority for any public or quasi-public use or purpose, the Term of this Lease and the term and estate hereby granted shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose and without apportionment of the condemnation award. Tenant shall have no right to share in such award, but may seek its own award for loss of or damage to Tenant's business or its property resulting from such taking (provided that such an award to Tenant does not in any way diminish the award payable to Landlord on account of such taking). If the Lease is terminated, current rent shall be apportioned as of the date of such termination.

18. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord, which consent may not be unreasonably withheld: (a) assign, convey or mortgage the Lease or any interest hereunder; (b) suffer to occur or permit to exist any assignment of this Lease or any lien upon Tenant's interest, involuntarily or by operation of law; or (c) sublet more than 40% of the Premises or any part thereof. Landlord's consent to any assignment, subletting or transfer or Landlord's election to accept any assignee, sublessee or transferee as Tenant hereunder shall not release the original Tenant from any covenant or obligation under this Lease. Landlord's consent to any assignment, subletting or transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future assignment, subletting or transfer. Notwithstanding the foregoing, Tenant may, upon prior written notice to Landlord, but without Landlord's consent and without affording Landlord any recapture rights, assign this Lease or sublet the Premises to its parent company or to any subsidiary or affiliated company or to a purchaser of all or substantially all of Tenant's assets or to any entity with which Tenant is merged or consolidated, or in connection with a transfer of ownership interest in Tenant, providing in any such event that the transaction is done for a bona fide business purpose and not principally for the purpose of transferring the Lease.

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     Tenant shall give  Landlord  written  notice of any proposed  assignment or sublease of more than 40% of the Premises, which notice shall contain the proposed principal terms thereof, and upon receipt of such notice, Landlord shall have the option to terminate the Lease. If Landlord wishes to exercise such option to terminate, Landlord shall, within thirty (30) days after Landlord's receipt of such notice from Tenant, send to Tenant a notice so stating and in such notice Landlord shall specify the date as of which such termination is effective, which date shall be not less than thirty (30) and not more than ninety (90) days after the date on which Landlord sends such notice. If Landlord does not elect to terminate as aforesaid, Landlord may withhold its consent to any proposed assignment or proposed subletting of more than 40% of the Premises if in Landlord's reasonable business judgment, the proposed assignee or subtenant does not have adequate financial responsibility.

19. SURRENDER OF POSSESSION. Upon the expiration of the Term or upon the termination of Tenant's right of possession, whether by lapse of time or at the option of Landlord as herein provided, all permanent alterations, improvements and additions to the Premises, made or paid for by Landlord or Tenant, shall without compensation to Tenant become Landlord's property at the termination of this Lease by lapse of time or otherwise and shall be relinquished to Landlord in good condition, ordinary wear and tear excepted. Tenant shall remove all of its other property from the Premises. If Tenant shall fail or refuse to remove any such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost either by set-off, credit, allowance or otherwise. Landlord may at its option accept the title to such property or, at Tenant's expense, may remove the same or any part in any manner that Landlord shall choose and/or store, destroy or otherwise dispose of the same without incurring liability to Tenant or any other person.

     Tenant shall surrender the Premises to Landlord in good order, repair and condition, ordinary wear and tear excepted. Tenant's obligation to observe or perform the covenants in this Paragraph shall survive the expiration or other termination of this Lease.

20. ESTOPPEL. CERTIFICATE. Tenant agrees that upon request by Landlord, Tenant will deliver to Landlord a statement in writing, certifying: (a) this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease as modified is in full force and effect); (b) the dates on which Tenant began paying rent and that no rent has been paid more than one month in advance; (c) neither Tenant nor Landlord is in default under any provision of this Lease, or, if in default, the nature thereof in detail; (d) Tenant has no existing defenses or offsets to the enforcement of the Lease or, if any, specifying same; (e) provided the Commencement Date has occurred, Tenant has accepted and occupied the Premises and that the Premises have been completed in accordance with the terms hereof; and (f) such other information as Landlord may reasonably require; it being intended that any such statement may be relied upon by any prospective purchaser, mortgagee or tenant of the Building, or any prospective assignee of any mortgage thereof.

21. SUBORDINATION. This Lease is subject and subordinate to all present and future ground or underlying leases of the Premises and to the lien of any mortgages or trust deeds, now and hereafter in force against the Premises and Building, or either, and to all renewals, extensions, modifications, consolidation and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds. Tenant shall at Landlord's request execute such further instruments or assurances as Landlord may deem necessary to evidence or confirm the subordination of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Landlord shall use its reasonable commercial efforts to obtain for Tenant a non-disturbance agreement from any current or future mortgagee, deed trustee or grand lesser.

22. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord shall have the following rights, each of which Landlord may exercise without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim:

     A.   To change the Building's name or street address.

     B. To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises, and, during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible and usable.

     C. To retain at all times, and to use at appropriate instances, keys to all doors within and into the Premises. Landlord shall give Tenant reasonable prior notice before entering the Premises except in the event of emergency. Notwithstanding the provisions for Landlord's access to portions of the Premises, Tenant relieves and releases Landlord of all responsibility arising out of thief, robbery and pilferage.

     D. To approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building (so as not to exceed the legal live load per square foot designated by the structural engineers for the Building), and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the prior written consent of Landlord. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant.

     E. To show the Premises to prospective buyers or mortgagees at reasonable hours during the Term, and to show the Premises to prospective Tenants at reasonable hours during the last six (6) months of the Term, and, if vacated or abandoned, to show the Premises at any time and to prepare the Premises for re-occupancy. Landlord will give at least 24 hours' notice to Tenant.

23. DEFAULT/LANDLORD'S REMEDIES. If (a) payment of rent or any installment thereof or any other sum required to be paid by Tenant under this Lease or under the terms of any other agreement between Landlord and Tenant is not made within ten (10) days of receipt of notice of nonpayment; (b) Tenant breaches its obligation to observe or perform of any of the other covenants or conditions in this Lease and such breach shall continue for a period of ten (10) days of receipt of written notice to Tenant; (c) Tenant's breach involves a hazardous condition and is not cured by Tenant immediately upon written notice to Tenant; (d) the interest of Tenant in this Lease shall be levied on under execution or other legal process; (e) voluntary petition in bankruptcy or for corporate reorganization or any similar relief shall be filed by Tenant; (f) any involuntary petition in bankruptcy shall be filed against Tenant under any federal or state bankruptcy or insolvency act and shall not have been dismissed within thirty (30) days from the filing thereof; (g) a receiver shall be appointed for Tenant or any of the property of Tenant by any court and such receiver shall not have been dismissed within thirty (30) days from the date of his appointment; (h) Tenant shall make an assignment for the benefit of creditors; (i) Tenant shall admit in writing Tenant's inability to meet Tenant's debts as they mature; or (j) the Premises are vacated, abandoned or deserted during the Term, Landlord may treat the occurrence of any one or more of the foregoing events as a default of Tenant under this Lease, and thereupon at its option may, with or without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

     A. Landlord may (1) terminate this Lease and the Term created thereby and thereupon re-enter and take possession of the Premises, with legal process, and (2) at its option and without further notice, declare the rent, for the entire remaining term of this Lease, and any other indebtedness hereunder, if any, immediately due and payable without regard to whether or not possession shall have been surrendered to or taken by Landlord, and may commence action immediately thereupon and recover judgment therefore. In determining the rent which would be payable by Tenant hereunder subsequent to default, the rent for each year of the unexpired Term shall be calculated by computing the Gross Rent for such period and any other sums of money which Tenant may not have paid when due discounted to present value at five percent (5%) per annum.

     B. Landlord may terminate Tenant's right of possession and may repossess the Premises by forcible entry or any legal means with due process of law, by taking peaceful possession or otherwise, without terminating the Lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord, for the purpose of such reletting, Landlord is authorized to decorate or to make any repairs at Tenant's cost. If Landlord shall fail to relet the Premises, Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease for the balance of its Term discounted to present value at five percent (5%) per annum. Landlord agrees to use reasonable commercial efforts to re-let the Premises. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of such decorations, repairs, changes, alterations and additions and the expenses (including commissions) of such reletting and of the collection of the rent accruing therefrom to satisfy the rent provided for in this Lease, Tenant shall satisfy and pay any such deficiency upon demand therefore from time to time. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Paragraph from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

24. EXPENSES OF ENFORCEMENT. Tenant shall pay/reimburse Landlord the costs and expenses incurred in enforcing Tenant's obligations hereunder, including reasonable attorneys' fees.

25. COVENANT OF QUIET ENJOYMENT. Landlord covenants that, subject to the terms, covenants, conditions, provisions, and agreements hereof, Tenant shall peaceably and quietly have, hold and enjoy the Premises upon paying rent, charges for services and other payments herein reserved, and, on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept observed and performed.

26. HAZARDOUS WASTE. Tenant shall not cause or permit any "hazardous material" (as hereinafter defined) to be used, stored, transported, released, handled, produced or installed in, on or from the Premises or any other portion of the Building or Premises. "Hazardous material" as used herein shall mean any flammables, explosives, radioactive material, hazardous waste, hazardous or toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material as defined in any federal, state or local environmental law, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Material Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted in publications promulgated pursuant to each of the foregoing. In the event of a breach of the provisions of this Paragraph, Landlord shall have the right in addition to all other rights and remedies of Landlord under this Lease or at law, to require Tenant to remove such hazardous materials from the Premises or other portion of the Building or Premises in the manner prescribed for such removal by law and requirements of any public authorities. The provisions of this Paragraph shall survive the expiration or any other termination of this Lease. Landlord represents that the Premises shall be free of all hazardous material upon delivery of possession to Tenant.

27.  MISCELLANEOUS.

     A. Rights Cumulative. All rights and remedies or Landlord under this Lease shall be cumulative and shall not exclude any other rights and remedies allowed by law.

     B. Terms. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each ease fully expressed.

     C. Binding Effect. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Paragraph 16 hereof.

     D. Lease Contains All Terms. All of the representations and obligations of Landlord are contained herein, and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord unless in writing signed by Landlord or by a duly authorized agent of Landlord empowered by a written authority signed by Landlord.

     E. Transfer of Landlord's Interest. Tenant acknowledges that Landlord has the right to transfer its interest in the Premises and Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee (the "Purchaser") for the performance of Landlord's obligations hereunder. If the interests of Landlord under this Lease shall be transferred voluntarily or by reason of foreclosure or other proceedings for enforcement of any mortgage on the Premises or Building, Tenant shall, at the election of such transferee, be bound to such transferee for the balance of the Term hereof remaining, with the same force and effect as if the Purchaser were Landlord under this Lease, and Tenant does hereby agree to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments, upon the Purchaser succeeding to the interest of Landlord under this Lease. Landlord's successor(s) will at Tenant's request enter into a writing affirming the enforceabilty of Tenant's leasehold interest so long as Tenant fulfills its obligations hereunder.

          Notwithstanding the foregoing, however, Tenant hereby agrees to execute any instrument(s) which Landlord may deem desirable to evidence said attornment by Tenant. The respective rights and obligations of Tenant and the Purchaser upon such attornment, to the extent of the then remaining balance of the Term of this Lease and any such extensions and renewals, shall be and are the same as those set forth herein.

     F. Landlord's Title. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act, which can, shall or may encumber the title of Landlord.

     G. Prohibition Against Recording. Neither this Lease nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

     H.   Captions.   The  captions,   paragraphs  and   subparagraphs  are  for
          convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such sections or subsections.

     I. Only Landlord/Tenant Relationship. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venture or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

     J. Security. Landlord shall not be responsible and/or liable for the security of Tenant's employees, patrons, guests, or others who come on or about the Premises in connection with Tenant or Tenant's use, or for any damage to or theft of personal property left in or about the Premises.

     K. Landlord's Lien. To secure Tenant's performance under this Lease, Landlord does and shall have a Landlord's lien on Tenant's personal property, equipment and trade fixtures within the Premises to the extent permitted by law. Landlord shall have such rights and remedies in connection with such lien as are available under applicable statutes and common laws.

28. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina, but without giving effect to any choice or conflict of law provision or rule that would cause application of the law of any other jurisdiction.

29. NOTICES. All notices to be given under this Lease shall be in writing and delivered personally or deposited in the United States mail, certified or registered mail with return receipt requested, postage prepaid and addressed as follows:

     A.   If to Landlord:                With a copy to:
          CK Holdings, LLC               K Holdings, LLC 3
          300 Compass Pointe             Post Office Box 359
          Anderson, SC 29625             Keene, VA 22946

     or to such other person at such other address designated by notice sent by Landlord to Tenant.

     B. If to Tenant: Addressed to Tenant at Tenant's present address, and after occupancy of the Premises by Tenant, at 1924 Pearman Dairy Road, Anderson, SC 29625, or to such other address as is designated by Tenant in a notice to Landlord.

Notice by mail shall be deemed to have been given three days after deposited in the United States mail as aforesaid.

IN WITNESS OF the foregoing, Landlord and Tenant have signed this Lease as of the date first written above.

CK HOLDINGS, LLC, LANDLORD                 WITNESS


By: /s/ Charles W. Clayton                 /s/ Lanna Taylor
--------------------------------           --------------------------------
Name:  Charles W. Clayton
Title:  Managing Member


HAMPSHIRE DESIGNERS, INC.,
TENANT                                     WITNESS


By: /s/ H. Edward Hurley                   /s/ Crystal R. Lewis
--------------------------------           --------------------------------
Name:  H. Edward Hurley
Title: Executive Vice President

                                                                     Schedule I

                              CK HOLDINGS BUILDING

Landlord:                   CK Holdings, LLC

Tenant:                     Hampshire Designers, Inc.

Premises:                   Three-floor building, as outlined in Exhibit A
                            Attached hereto. 1st  &  2nd  floors  =  12,224
                            sq./ft  +/-  each  =  24,448   sq./ft. (at $10.75
                            per sq.  ft.) = $262,644  and 3rd floor = 6,590
                            sq. ft. +/-  (storage space at $2.00 per sq./ft.)=
                            $13180, plus right of egress and parking area.

Lease Term:                 Twelve (12) years from the Commencement Date
Lease Commencement Date:    January 1, 2006
Lease Termination Date:     December 31, 2017
Option Periods:             Jan. 1, 2018-Dec. 31, 2021 &
                            Jan. 1, 2022-Dec. 31, 2025

Rent: Annualized Rent for the first lease year shall be $275,996 payable in monthly installments of $23,000. Commencing on the first anniversary of the Lease Commencement Date and continuing on each anniversary thereafter, Rent shall increase from year to year at the rate of three and one half percent (3.5%) over the prior year's Rent or the increase in the Consumer Price Index ("CPI"), whichever is greater.

Brokers:                    None

Use: General, administrative and executive offices Right to sublet up to 40% of space.


TENANT:                                 WITNESS


By: /s/ H. Edward Hurley                /s/ Crystal R. Lewis
------------------------------          ----------------------------
Name: H. Edward Hurley
Title: Executive Vice President

LANDLORD:                               WITNESS

By: /s/ Charles W. Clayton              /s/ Lanna Taylor
------------------------------          ----------------------------
Name:  Charles W. Clayton
Title: Managing Member